UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 20, 2004


                                 PETROGEN CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                     00-25579                 87-0571853
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             3200 Southeast Freeway
                                   Suite 3300
                                 Houston, Texas
                                      77027
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (713) 402-6115
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On September 20, 2004, the Company completed a private placement whereby they issued 7,284,000 Units for total consideration of $1,821,000 received by the Company. Each Unit consists of one share of common stock, one-half of one share purchase warrant (the "WARRANTS") and one piggyback warrant (the "PIGGYBACK WARRANTS"), with each whole Warrant entitling the holder thereof to purchase one additional share of common stock (the "WARRANT Shares") of the Company's capital stock until January 31, 2005 at a purchase price of US$0.50 per Warrant Share and each Piggyback Warrant entitling the holder thereof to purchase one additional share of common stock (the "PIGGYBACK WARRANT SHARES") of the Company's capital stock until January 31, 2006 at a purchase price of US$1.00 per Piggyback Warrant Share, only if the Warrants are first exercised in full.


ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit No.                Description
 ___________                ___________

Exhibit 99.1     Press Release dated September 20, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 24, 2004


                                 PETROGEN CORP.


                                 By: /s/ Sacha Spindler
                                 ____________________________
                                 Name:    Sacha H. Spindler
                                 Title:   Director and C.E.O.

                                  EXHIBIT INDEX


   Number          Exhibit                                       Sequential Page
                                                                     Number

Exhibit 99.1       Press Release dated September 20, 2004.              5